DocGo Rejects Short Seller Report and Releases Preliminary 2024 Revenue Guidance

NEW YORK – (Business Wire) – January 10, 2024 – DocGo Inc. (“DocGo” or the “Company”) categorically rejects this purported assessment by Fuzzy Panda Research, an obscure short seller motivated solely by profit. Their so-called “research report” uses what appears to be old, public information to present an overall picture of DocGo and its business that is false, misleading and defamatory, and we intend to issue a cease-and-desist letter to the firm and are exploring all available legal means to respond. We believe this short seller is focused on personal financial gain at the expense of DocGo’s shareholders, employees, customers and other stakeholders.
In stark contrast to the implications contained in this inflammatory and misleading “report,” DocGo’s business continues to grow. The Company’s revenue for fiscal year 2023 is expected to be between $615 million and $625 million, in line with the Company’s previously released guidance. DocGo further expects revenue in 2024 to exceed $700 million.  More specific guidance will be provided when the Company releases its Q4 2023 and full year 2023 results in February.
Several of the most glaring inaccuracies in the “report” include:
•The claims made in the “ABC” liquidation in California are not liabilities of the Company and do not accurately reflect the former liabilities of the liquidated entity.
•In response to allegations about our billing practices, DocGo maintains a comprehensive internal compliance program (including the internal review of claims) and is routinely audited by outside agencies. We are very proud of our quality assurance and oversight.
•The “report” incorrectly states that DocGo’s revenue is going to dramatically decline in 2024 due to the expiration of certain contracts with the City of New York when, in fact, DocGo is projecting an increase in revenue for fiscal year 2024 due to our multiple contracts with municipalities, healthcare systems and payors across the country and in the UK.
We appreciate the continued support of our partners and investors and look forward to a bright future.
About DocGo
DocGo is leading the proactive healthcare revolution with an innovative care delivery platform that includes mobile health services, remote patient monitoring and ambulance services. DocGo disrupts the traditional four-wall healthcare system by providing high quality, highly affordable care to patients where and when they need it. DocGo's proprietary, AI-powered technology and dedicated field staff of certified health professionals elevate the quality of patient care and drive business efficiencies for facilities, hospital networks, and health insurance providers. With Mobile Health, DocGo empowers the full promise and potential of telehealth by facilitating healthcare treatment, in tandem with a remote physician, in the comfort of a patient's home or workplace. Together with DocGo's integrated Ambulnz medical transport services, DocGo is bridging the gap between physical and virtual care. For more information, please visit docgo.com.
Forward-Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding, among other things, the plans, strategies, outcomes, and prospects, both business and financial, of the Company. These statements are based on the beliefs and assumptions of the Company’s management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, outcomes, results or expectations. Accordingly, you should not place undue reliance on such statements. All statements other than statements of historical fact are forward-looking, including, but not limited, to statements regarding our future actions, business strategies or models, plans, goals, preliminary revenue results for 2023, future events, future revenues, future margins, current and future revenue guidance, future growth or performance, financing needs, business trends, results of operations, objectives and intentions with respect to future operations, services and products, and new and existing contracts or partnerships. In some cases, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “might,” “will,” “should,” “could,” “can,” “would,” “design,” “potential,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or the negative of these terms or similar expressions.

Forward-looking statements are inherently subject to substantial risks, uncertainties and assumptions, many of which are beyond the Company’s control, and which may cause the Company’s actual results or outcomes, or the timing of results or outcomes, to differ materially from those contained in the Company’s forward-looking statements, including, but not limited to the following: our ability to successfully implement our business strategy, our reliance on and ability to maintain our contractual relationships with its healthcare provider partners and clients, our ability to compete effectively in a highly competitive industry, our ability to maintain existing contracts, our reliance on government contracts, our ability to effectively manage our growth, our financial performance and future prospects, our ability to deliver on our business strategies or models, plans and goals, our ability to expand geographically, our ability to deliver on our margin normalization initiative, our ability to maintain and roll out our backlog, our M&A activity, our ability to retain our workforce, management personnel, and successfully manage leadership transitions, our ability to collect on customer receivables, our ability to maintain our cash position, expected impacts of macroeconomic factors, including inflationary pressures, general economic slowdown or a recession, rising interest rates, foreign exchange rate volatility, changes in monetary pressure, financial institution instability or the prospect of a shutdown of the U.S. federal government, expected impacts of geopolitical instability, our competitive position and opportunities, including our ability to realize the benefits from its operating model, our ability to improve gross margins, our ability to implement cost-containment measures, legislative and regulatory actions, the impact of legal proceedings and compliance risk, volatility of our stock price, the impact on the Company’s business and reputation in the event of information technology system failures, network disruptions, cyber-attacks, or losses or unauthorized access to, or release of, confidential information; and the ability of the Company to comply with laws and regulations regarding data privacy and protection and other risk factors included in our SEC filings.
Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results or outcomes could differ materially from those described in the forward-looking statements.
The forward-looking statements made in this press release are based on events or circumstances as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as and to the extent required by law. The Company may not actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. The Company’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments.
Contacts
Media:
DocGo
Michael Padovano
5W Public Relations
docgo@5wpr.com
pr@docgo.com

DocGo Investors:
Mike Cole
DocGo
949-444-1341
mike.cole@docgo.com
ir@docgo.com

Steve Halper
LifeSci Advisors
646-876-6455
shalper@lifesciadvisors.com
ir@docgo.com